NONCONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2014
NONCONTROLLING INTEREST
NONCONTROLLING INTERESTS

19.NONCONTROLLING INTERESTS

December 31,	2014	2013
(millions of Canadian dollars)
EEP	748	2,810
Enbridge Energy Management, L.L.C. (EEM)	790	1,079
Renewable energy assets (Note 6)	351	-
EGD preferred shares	100	100
Other	26	25
	2,015	4,014

Noncontrolling interests in EEP represented the 79.5% (2013 - 79.4%) interest in EEP held by public unitholders, as well as interests of third parties in subsidiaries of EEP, including Midcoast Energy Partners, L.P. (MEP). The decrease in noncontrolling interests in EEP reflected the EEP equity restructuring effective July 1, 2014. Enbridge Energy Company, Inc., a wholly-owned subsidiary of Enbridge and the General Partner (GP) of EEP, entered into an equity restructuring transaction in which the Company irrevocably waived its right to receive cash distributions and allocations in excess of 2% in respect of its GP interest in the existing incentive distribution rights in exchange for the issuance of (i) 66.1 million units of a new class of EEP units designated as Class D Units, and (ii) 1,000 units of a new class of EEP units designated as Incentive Distribution Units (IDU). The Class D Units entitle the Company to receive quarterly distributions equal to the distribution paid on EEP’s common units. This restructuring decreases the Company’s share of incremental cash distributions from 48% of all distributions in excess of US$0.495 per unit per quarter down to 23% of all distributions in excess of EEP’s current quarterly distribution of US$0.5435 per unit per quarter. The transaction applies to all distributions declared subsequent to the effective date. EEP recorded the Class D Units and IDU at fair value, which resulted in a reduction to the carrying amounts of the GP and limited partner capital accounts on a pro-rata basis. As a result, the Company recorded a decrease in Noncontrolling interests of $2,363 million inclusive of CTA and increases in Additional paid-in capital and Deferred income tax liabilities of $1,601 million and $762 million, respectively.

During the year ended December 31, 2014, EEP distributed $504 million (2013 - $463 million; 2012 - $419 million) to its noncontrolling interest holders in line with EEP’s objective to make quarterly distributions in an amount equal to its available cash, as defined in its partnership agreement and as approved by EEP’s Board of Directors.

In May 2013, EEP formed MEP as its wholly-owned subsidiary. Subsequently, on November 13, 2013, MEP completed its initial public offering of 18.5 million Class A common units representing limited partner interests and subsequently issued an additional 2.8 million Class A common units pursuant to an underwriters’ over-allotment option. MEP received proceeds of approximately $372 million (US$355 million). Upon finalization of the offering, MEP’s initial assets consisted of an approximate 39% ownership interest in EEP’s natural gas and NGL midstream business. EEP retained a 2% GP interest, an approximate 52% limited partner interest and all incentive distribution rights (IDR) in MEP, in addition to its 61% direct interest in the natural gas and NGL midstream assets.

On July 1, 2014, EEP completed the sale of an additional 12.6% limited partnership interest in its natural gas and NGL midstream business to MEP for cash proceeds of $376 million (US$350 million). Upon finalization of this transaction, EEP continued to retain a 2% GP interest, an approximate 52% limited partner interest and all IDR in MEP. However, EEP’s direct interest in entities or partnerships holding the natural gas and NGL midstream operations reduced from 61% to 48%, with the remaining ownership held by MEP.

Noncontrolling interests in Enbridge Energy Management, LLC (EEM) represented the 88.3% (2013 - 88.3%) of the listed shares of EEM not held by the Company. The decrease in the carrying value of the Noncontrolling interests in EEM is due to the fair value allocation attributable to EEM as a result of the EEP equity restructuring as discussed above. In 2013, EEM completed a listed share issuance in which the Company did not participate and which resulted in contributions of $523 million from noncontrolling interest holders.

The Company owns 100% of the outstanding common shares of EGD; however, the four million Cumulative Redeemable EGD Preferred Shares held by third parties are entitled to a claim on the assets of EGD prior to the common shareholder. The preferred shares have no fixed maturity date and have floating adjustable cash dividends that are payable at 80% of the prime rate. EGD may, at its option, redeem all or a portion of the outstanding shares for $25 per share plus all accrued and unpaid dividends to the redemption date. As at December 31, 2014, no preferred shares have been redeemed.

REDEEMABLE NONCONTROLLING INTERESTS

Year ended December 31,	2014	2013	2012
(millions of Canadian dollars)
Balance at beginning of year	1,053	1,000	640
Loss	(11)	(24)	(12)
Other comprehensive income/(loss)
Change in unrealized gains/(loss) on cash flow hedges, net of tax	(15)	4	(1)
Change in foreign currency translation adjustment	5	-	-
Other comprehensive income/(loss)	(10)	4	(1)
Distributions to unitholders	(79)	(72)	(49)
Contributions from unitholders	323	92	225
Redemption value adjustment	973	53	197
Balance at end of year	2,249	1,053	1,000

Redeemable noncontrolling interests in the Fund at December 31, 2014 represented 70.6% (2013 - 68.6%; 2012 - 67.7%) of interests in the Fund’s trust units that are held by third parties. In November 2014, the Fund acquired Enbridge’s 50% interest in Alliance Pipeline US and subscribed for and purchased Class A units of Enbridge’s subsidiaries that indirectly own the Canadian and United States segments of the Southern Lights Pipeline for a total consideration of approximately $1.8 billion, including $421 million in cash, $878 million in the form of a long-term note payable by the Fund, bearing interest of 5.5% per annum and was fully repaid at December 31, 2014, and $461 million in the form of preferred units of Enbridge Commercial Trust, a subsidiary of the Fund. To fund the cash component of the consideration, the Fund issued approximately $421 million of trust units to ENF. To purchase the trust units from the Fund, ENF completed a bought deal public offering of common shares for approximately $337 million and issued additional common shares to Enbridge for approximately $84 million in order for Enbridge to maintain its 19.9% interest in ENF. As a result of the transfer, redeemable noncontrolling interests in the Fund increased from 68.6% to 70.6% and contributions of $323 million, net of share issue costs, were received from redeemable noncontrolling interest holders.

During the year ended December 31, 2013, the Fund completed a unit issuance in which the Company did not participate, resulting in an increase in the redeemable noncontrolling interests from 67.7% to 68.6%. This resulted in contributions of $92 million from redeemable noncontrolling interest holders.

In December 2012, the Fund acquired Greenwich Wind Energy Project, Amherstburg Solar Project, Tilbury Solar Project, Hardisty Caverns and Hardisty Contract Terminals from Enbridge and wholly-owned subsidiaries of Enbridge for proceeds of $1.2 billion. Trust units were issued by the Fund to partially finance this acquisition, resulting in an increase in interests held by third parties in 2012 and contributions from noncontrolling unitholders of $225 million.

Distributions to noncontrolling unitholders were made on a monthly basis for the years ended December 31, 2014, 2013 and 2012 in line with the Fund’s objective of distributing a high proportion of its cash available for distribution, as approved by its Board of Trustees.